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                                                                    EXHIBIT (24)

                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to registration of the shares of Common Stock of the Corporation that are issuable in connection with the acquisition of Home Financial Corporation, and to sign any and all amendments to such Registration Statement.

                      SIGNATURE                                                      CAPACITY


                       EDWARD E. CRUTCHFIELD            Chairman, and Chief Executive Officer and Director
                EDWARD E. CRUTCHFIELD

                           ROBERT T. ATWOOD             Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD

                             JAMES H. HATCH             Senior Vice President and Corporate Controller (Principal
                                                          Accounting Officer)
                    JAMES H. HATCH

                            EDWARD E. BARR              Director
                    EDWARD E. BARR

                          G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT

                           W. WALDO BRADLEY             Director
                   W. WALDO BRADLEY

                            ROBERT J. BROWN             Director
                   ROBERT J. BROWN

                            ROBERT D. DAVIS             Director
                   ROBERT D. DAVIS

                          R. STUART DICKSON             Director
                  R. STUART DICKSON

                                B.F. DOLAN              Director
                      B.F. DOLAN

                           RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.

                           JOHN R. GEORGIUS             Director
                   JOHN R. GEORGIUS

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
                      SIGNATURE                                                      CAPACITY

                         ARTHUR M. GOLDBERG             Director
                  ARTHUR M. GOLDBERG

                      WILLIAM N. GOODWIN, JR.           Director
               WILLIAM N. GOODWIN, JR.

                          BRENTON S. HALSEY             Director
                  BRENTON S. HALSEY

                          HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH

                            FRANK M. HENRY              Director
                    FRANK M. HENRY

                                                        Director
                  LEONARD G. HERRING

                           JACK A. LAUGHERY             Director
                   JACK A. LAUGHERY

                               MAX LENNON               Director
                      MAX LENNON

                          RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT

                            JOSEPH NEUBAUER             Director
                   JOSEPH NEUBAUER

                                                        Director
                 HENRY D. PERRY, JR.

                        RANDOLPH N. REYNOLDS            Director
                 RANDOLPH N. REYNOLDS

                              RUTH G. SHAW              Director
                     RUTH G. SHAW

                             LANTY L. SMITH             Director
                    LANTY L. SMITH

                      ANTHONY P. TERRACCIANO            Director
                ANTHONY P. TERRACCIANO

                           DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON

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
                      SIGNATURE                                                      CAPACITY

                              JOHN D. UIBLE             Director
                    JOHN D. UIBLE

                               B. J. WALKER             Director
                     B. J. WALKER

June 18, 1996
Charlotte, North Carolina